                                   [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]

                                                                          R-247

                                 LICENSE AGREEMENT

     THIS LICENSE AGREEMENT made as of the 1st day of July, 1999 BETWEEN:

                         ULTIMATE SPORTS ENTERTAINMENT INC., a corporation incorporated under the laws of California with offices at 2444 Wilshire Blvd., Suite 414, Santa Monica, CA, 90403 (the "Licensee")
                                                              OF THE FIRST PART

                         - and -

                         THE NATIONAL HOCKEY LEAGUE PLAYERS' ASSOCIATION, an unincorporated association with offices at 777 Bay Street, Suite 2400, Toronto, Ontario, M5G 2C8, (the "Licensor")
                                                             OF THE SECOND PART

WITNESSETH:

     WHEREAS, the Licensor is the owner of certain proprietary rights in and to the property described in Schedule "A" attached hereto (the "Property");

     WHEREAS, the Licensor has a group licensing program under which it licenses the use of the Property in furtherance of its efforts to promote its members and the game of hockey;

     WHEREAS, the Licensee desires to use the Property on or in association with the manufacture, packaging, offering for sale, sale, advertising, promotion, shipment and distribution (the "Exploitation") of certain products identified in Schedule "C" attached hereto (the "Licensed Products") in the territory identified in Schedule "D" attached hereto (the "Licensed Territory");

     AND WHEREAS, the Licensor is willing to grant the Licensee such right to use the Property on or in association with the Exploitation of the Licensed Products in the Licensed Territory in accordance with the terms and conditions recited herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions herein contained, it is hereby agreed as follows:

1.   INTERPRETATION

          This Agreement shall be interpreted in accordance with the following:

     (a) words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders;

     (b) references to dollars, unless otherwise specifically indicated, shall be references to U.S. Dollars;

     (c) the word "including" shall mean, "including without limitation" and the word "includes" shall mean "includes without limitation";

     (d) the expression "arm's length" shall have the meaning ascribed thereto in the Income Tax Act (Canada);

     (e) the expression "business day" shall mean any day other than Saturday and Sunday on which the Canadian chartered banks are open for business in Toronto, Ontario; and

     (f) the term "Agreement" shall mean this agreement and all schedules attached hereto.

2.   REPRESENTATIONS OF LICENSOR

     (a) The Licensor represents that it has been duly appointed and is acting on behalf of all active hockey players (the "Players") of the National Hockey League ("NHL") who have entered into a Group Licensing Authorization Agreement with the Licensor, and that in such capacity it has the right to negotiate this Agreement and the right to grant the rights described herein.

     (b) The Licensor further represents that the Licensor has not entered into, granted or become subject to, and will not enter into, grant or become subject to, any agreement, right or obligation which will prevent the Licensee from exercising the rights granted to the Licensee herein.

     (c) The Licensor makes no warranties or representations other than those expressly made herein.

3.   REPRESENTATIONS OF LICENSEE

     (a) The Licensee represents that it is a corporation duly incorporated and organized and validly subsisting under the laws of its jurisdiction of incorporation, that it has full corporate power and authority to carry on its business as now conducted and that it has obtained all material authorizations required in respect of its operations.

     (b) The Licensee further represents that it has full corporate power and authority and full right to enter into and perform its obligations under this Agreement.

     (c) The Licensee further represents that the consummation of the transactions herein contemplated and the compliance with the terms, conditions and provisions of this Agreement will not conflict with, or result in a breach of, or constitute a default under any of the terms, conditions or provisions of the certificates of incorporation, constating documents or by-laws of the Licensee or any material agreement or instrument to which the Licensee is party or by which it is bound.

     (d) The Licensee further represents that all software, embedded microchips and other processing capabilities utilized by or in connection with the business or financial operations of the Licensee are able to correctly recognize, interpret, store, transmit, receive and manipulate data on and involving all calendar dates and otherwise handle the transition from the year 1999 to the year 2000, and without causing any abnormal results or scenarios in relation to dates during and after the year 2000.

     (e) The Licensee further represents that the Licensee has not entered into, granted or become subject to, and will not enter into, grant or become subject to, any agreement, right or obligation which will prevent the Licensee from performing its obligations herein.

4.   GRANT

     (a) Subject to the terms and conditions hereof, the Licensor hereby grants to the Licensee a non-exclusive, non-transferable, non-assignable license, without the right to grant sub-licenses, to use the Property solely on or in association with the Exploitation of the Licensed Products and solely within the Licensed Territory (the "License").

     (b) The rights, licenses and privileges granted by the Licensor hereunder shall not constitute or be used by the Licensee as a personal endorsement by all or any of the Players or by the Licensor, of any Licensed Product or any other product or service. In the event that the Licensee is interested in securing a Player's personal endorsement, using a Player in a manner that will focus on or highlight the Player or securing a Player for a photo shoot or other appearance, it is understood and acknowledged that such endorsement, highlighting or appearance will require the personal approval of the Player involved and a separate payment directly to him, independent of, and in addition to, all payments due to the Licensor under the terms of this Agreement.

     (c) With respect to any current Player or former NHL player with whom the Licensee wishes to enter into an endorsement, spokesperson, highlighting, appearance or promotional agreement, the Licensee agrees as follows:

          (i) The Licensee shall first contact the Licensor with its request to engage the endorsement, spokesperson, highlighting, appearance or promotional services of any particular active Player (or a Player who has been under contract, but has not yet announced his retirement). The Licensee will allow the Licensor sufficient time to contact the Player to see if he is available to provide the requested services. The Licensee agrees not to contact the Player without the consent of the Licensor.

                 If the Player agrees to make his services available, the Licensee will be permitted to enter into an endorsement, spokesperson, highlighting, appearance or promotional agreement with him, provided that any such agreement which purports to be exclusive (in whole or in part) shall be deemed to include the following terms and conditions:

                 "Exclusive shall mean that the Player shall refrain from granting to any other manufacturer or distributor of similar products the endorsement, as a spokesman, of the Player for use in advertising and/or promotion of such similar products. The parties acknowledge and agree that the Player's name and likeness may appear on the products of NHLPA licensees, that they will continue to do so, and that no such grant of rights with respect to any other product shall constitute a breach of this Agreement."

                 The Licensee agrees that any agreements which it has entered into with Players prior to the date of this Agreement shall be deemed to include the above-noted language so that any Players who have agreements with the Licensee are free to participate in all group licenses of the Licensor.

                 Notwithstanding anything herein to the contrary, the Licensee agrees that it will not use any current NHL player as a spokesman or for the endorsement or promotion of the Licensed Products unless such player forms part of the group included in this Agreement.

                 The Licensee shall notify the Licensor prior to concluding any such agreement with any Player and shall provide a copy of the agreement to the Licensor within five days of its execution.

          (ii) The Licensor acknowledges and agrees that the Licensee may enter into agreements with former NHL players on an exclusive basis as to endorsement, spokesperson, highlighting or promotion rights. The Licensee acknowledges and agrees that if any such former NHL player re-enters the NHL to again become an active Player, the Licensee shall be bound, with respect to such Player, to the provisions of sub-paragraph (i) above.

                 The Licensee shall provide a copy of any such agreement with any former NHL player to the Licensor within five (5) days of its execution.

     (d) Nothing contained in sub-paragraph (b) above shall prevent the Licensee from utilizing the names and/or likenesses of the Players in a non-endorsement and/or non-testimonial manner in connection with the packages, cartons, advertising, point of sale and/or promotional materials for the Licensed Products (the "Promotional and Packaging Materials") or require any separate payment in connection therewith, provided that, unless specifically authorized in advance by the Licensor in writing, the names and/or likenesses of a minimum of six (6) such Players are utilized with equal prominence on the Promotional and Packaging Materials for all Licensed Products during the entire Term of this Agreement; and the Licensee agrees to rotate the Players who are so utilized in connection with such materials so as not to highlight any particular Player or group of Players to the exclusion of others. Notwithstanding the foregoing, the Licensee agrees that, at the request of the Licensor, it will refrain from utilizing the names and/or likenesses of any particular Player(s) on any Promotional and Packaging Materials.

     (e) The Licensee agrees and acknowledges that any Player may elect to be excluded from all or any part of this Agreement.

     (f) The Licensee agrees that it will not enter into any agreement relating to any Licensed Products with any NHL player who does not form part of the group included in this Agreement.

     (g) The Licensee agrees that it will not enter into any agreement with any third party with respect to any markings, designs or other indicia generally associated in the minds of the public with any particular Player which would preclude the Player from being depicted in or on any NHLPA licensed products or promotional materials in the manner in which the public has become accustomed to seeing him.

     (h) The Licensor makes no representation that it has the authority to grant nor does it grant herein, the right to utilize league symbols, insignias or logos or the NHL team emblem or uniform which a Player wears as a hockey player for his NHL team. Accordingly, it is understood by the parties hereto that if likenesses of Players depicting any such team or league material are to be utilized in the exercise of this License, it will be the

                                   [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]

     responsibility of the Licensee to obtain permission for the use of such material.

     (i) All rights not expressly granted to the Licensee in this Agreement are specifically reserved to the Licensor.

5.   TERM

     (a) The term of this Agreement (the "Term") shall extend from the date first written above to June 30, 2001 unless earlier terminated in accordance with the provisions hereof. All references herein to the words "annual", "year" or any other similar term shall be references to the twelve (12) month period from July 1 to the following June 30 unless the context in which any such terms are used otherwise requires.

     (b) The Licensee acknowledges that except as expressly provided herein, there is no right to renew this Agreement, and no options to extend this Agreement have been granted or are implied hereunder.

6.   ROYALTY PAYMENT

     (a) The Licensee agrees to pay the Licensor a royalty ("Royalty") of * percent (*) based on Net Sales (as defined herein) of Licensed Products by the Licensee. Such Royalties shall accrue when the Licensed Products are sold, shipped, distributed, billed or paid for, whichever occurs earliest.

     (b) Royalty payments shall be made by the Licensee to the Licensor on all Licensed Products sold, shipped or distributed by the Licensee, even if not billed or if billed at a discount. Royalty payments to be made in respect of Licensed Products sold, shipped or distributed but not billed or if billed at a discount (such as in the case of introductory offers, samples, promotions and the like, or in the case of sales, shipments or distributions to individuals or companies which are affiliated or associated with or subsidiaries of the Licensee), shall be based upon the Licensee's then usual wholesale price (the "Usual Wholesale Price") for such Licensed Products sold to arm's length third parties in the course of the Licensee's normal sales, shipment and distribution activities.

     (c) Where the billed price for any Licensed Products is less than the Usual Wholesale Price for such Licensed Products, the Royalty payments shall be based upon the Usual Wholesale Price.

     (d) The Licensee further agrees to pay the Licensor a non-refundable, minimum guaranteed annual royalty of * Dollars (* U.S.) for its use of the rights licensed hereunder during the Term (the "Guaranteed Minimum Royalty"). The Guaranteed Minimum Royalty shall be paid as follows:

                                   [Material marked with an asterisk has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.]

          (i) * Dollars (* U.S.) upon execution of this Agreement; an additional * Dollars (* U.S.) by September 15, 1999; an additional * Dollars (* U.S.) by December 15, 1999; and an additional * Dollars (* U.S.) by April 15, 2000; and

          (ii) An additional * Dollars (* U.S.) by July 15, 2000; an additional * Dollars (* U.S.) by September 15, 2000; an additional * Dollars (* U.S.) by December 15, 2000; and an additional * Dollars (* U.S.) by April 15, 2001

     (e) The Guaranteed Minimum Royalty payments shall be paid by the Licensee as specified above, whether or not the Licensee uses the rights licensed hereunder, and no part of such guaranteed payments shall be repayable to the Licensee except as specifically recited herein.

     (f) Royalty payments based on Net Sales (as adjusted in accordance herewith) made during any year of this Agreement shall be credited against the Guaranteed Minimum Royalty due for the year in which such sales were made. In no event shall any Royalties received in excess of the Guaranteed Minimum Royalty for the year in which such Net Sales were made be used as a credit against past or future Royalty obligations of the Licensee nor shall any such excess be applied against the Guaranteed Minimum Royalty for any other year of this Agreement.

     (g) "Net Sales" shall mean gross sales of all Licensed Products, adjusted in accordance with sub-paragraphs 6(b) and 6(c) hereof, less only returns actually credited. No deductions shall be made for cash or other discounts, for commissions, for uncollectible accounts, for taxes, fees, assessments, impositions, payments or expenses of any kind which may be incurred or paid by the Licensee in connection with the Royalty payments due to the Licensor hereunder or in connection with a transfer of funds or Royalties or with the conversion of any currency into any other currency, or for any costs incurred in the use of the Property or the Exploitation of the Licensed Products. If any tax is imposed on the Licensor by any country with respect to Royalties payable to the Licensor, the Licensee shall compute and pay the Royalties due to the Licensor hereunder on the basis of the gross amount involved before the deduction of any such taxes. If the Licensee is required to withhold from any Royalty payment due to the Licensor an amount representing taxes or other levies imposed pursuant to the laws of any country, the Licensee shall nevertheless have the obligation to pay the entire gross amount of the Royalty without regard to the amount of such tax or other levy. All taxes and other levies of any kind whatsoever resulting from this Agreement shall be the responsibility of the Licensee and shall be paid by the Licensee at the time and in the manner required by the relevant legislation.

     (i) The Licensee represents to the Licensor that it is not a resident of Canada and has not registered in Canada for purposes of the Federal Goods and Services Tax.

7.   MARKETING COMMITMENT/PRODUCT CREDIT

     (a) The Licensee also agrees to provide and deliver free of charge to the Licensor Licensed Products valued at a minimum of Five Thousand Dollars ($5,000.00 U.S.) wholesale during each year of the Term. Delivery of the Licensed Products shall be made within thirty (30) days after a written request for delivery has been made by the Licensor to the Licensee.

8.   FORECASTS, STATEMENTS AND PAYMENTS

     (a) Upon execution of this Agreement, and by each January 1 and July 1 thereafter, the Licensee shall provide to the Licensor a business plan covering the remainder of the contract year broken down by quarter, outlining the following:

          (i) the gross and net sales projections for each Licensed Product, broken down by country in the Licensed Territory;

          (ii) a schedule of planned promotional and marketing campaigns together with the media to be used; and

          (iii) a list of the Licensed Products and, if applicable, the particular designs proposed to be offered.

     (b) The Licensee shall deliver to the Licensor, by the 15th day after the end of each calendar quarter during the entire Term of this Agreement, and thereafter in accordance with paragraph 21 hereof, a complete and accurate statement (the "Royalty Statement") in the form attached hereto as Schedule "F", certified to be accurate by an officer of the Licensee, showing the number, description and gross sales (as adjusted in accordance herewith) of the Licensed Products distributed, shipped or sold by the Licensee during the preceding calendar month ("Royalty Period") together with any returns actually credited and made during such Royalty Period. Such Royalty Statements shall be furnished to the Licensor whether or not any of the Licensed Products have been distributed, shipped or sold during the Royalty Period for which such Royalty Statement is due. The Licensee shall pay to the Licensor on or before the 15th day of each calendar quarter during the entire Term of this Agreement, all Royalties earned under the terms hereof for the most recent Royalty Period. If so instructed by the Licensor, all payments of Royalties and/or other amounts to be made hereunder shall be made by wire transfer in accordance with the written instructions given by the Licensor from time to time. The receipt or acceptance by the Licensor of any Royalty Statement or of any Royalty paid hereunder (or the depositing of any Royalty or other amount paid hereunder) shall not preclude the Licensor from questioning the correctness thereof at any time, and in the event that any inconsistencies or mistakes are discovered in connection therewith, they shall immediately be rectified and the appropriate payment made by the Licensee to the Licensor.

     (c) Time is of the essence with respect to all payments to be made hereunder by the Licensee. Any amounts payable hereunder not paid in full on their due date shall accrue interest daily from the relevant due date until the date payment is received at the rate of 1 1/2% per month (18% per annum).

     (d) All payments made hereunder with respect to Licensed Products sold, shipped or distributed to or within the United States shall be in United States currency. All payments made hereunder with respect to Licensed Products sold, shipped or distributed to or within any country other than the United States shall be calculated in accordance with sub-paragraph (e) and shall be paid in United States currency.

     (e) If the Licensed Territory includes countries other than the United States, the Royalty Statement shall be broken down by country and all Net Sales amounts shall be stated in the currency of the country where such sales were made, followed by the equivalent amount of such Net Sales in United States currency, followed by the exchange rate applied. The Licensor reserves the right to dispute the appropriateness of the exchange rate applied. Any dispute that cannot be resolved by agreement between the parties shall be settled by reference to the exchange rate that would have been applied by the Chase Manhattan Bank in New York, N.Y., to exchange such foreign currency into United States dollars.

     (f) All transactions under this Agreement, including without limitation, all payments of Royalties and all notices, reports, royalty statements, approvals and other communications, shall be with or made payable in the name of the Licensor, or its designated assigns, if applicable.

9.   BOOKS AND RECORDS/AUDIT

     (a) The Licensee agrees to keep accurate books of account and records at its principal place of business covering all transactions relating to the license being granted herein. The Licensor or any duly authorized representative shall have the right, at all reasonable hours of any business day, to audit the Licensee's books of account and records and all other documents and material in the possession or under the control of the Licensee with respect to the subject matter and the terms of this Agreement and to make copies and extracts thereof. In the event that any such audit reveals an underpayment by the Licensee, the Licensee shall immediately remit payment to the Licensor in the amount of such underpayment together with interest thereon calculated at the same rate and in the same manner as this Agreement provides for interest to be calculated on overdue royalties. Further, in the event that any such underpayment is greater than the lesser of Five Thousand Dollars ($5,000.00) or two percent (2%) of the Royalties due for any Royalty Period, the Licensee shall reimburse the Licensor for the costs and expenses related to or associated with its audit.

     (b) Upon demand by the Licensor, but not more than once each year, the Licensee shall, at its own cost, furnish the Licensor with a statement, prepared by an independent certified public or chartered accountant of the Licensee's choice and approved by the Licensor, which approval shall not be unreasonably withheld, setting forth the number of Licensed Products manufactured during the time period extending from the date of any previous statement (or in the case of the first statement, the date of the commencement of this Agreement) up to and including the date of the statement and also setting forth the pricing information for all Licensed Products (including the number and description of the Licensed Products) shipped, distributed and sold by the Licensee during the aforementioned time period.

     (c) All books of account and records of the Licensee covering all transactions relating to the Licensee shall be retained by the Licensee for at least six (6) years after the expiration or termination of this Agreement, as the case may be, for possible inspection by the Licensor.

10.  QUALITY, NOTICES, APPROVALS, AND SAMPLES

     (a) A list of Players whose names, likenesses, pictures, photographs, facsimiles, signatures, descriptions, playing records and/or biographical sketches (the "Personality Rights") are to be included in the Property for purposes of this Agreement shall be established and may be modified in the following manner:

          (i) The Licensee and the Licensor shall agree upon a list of Players' names immediately after the execution of this Agreement.

                 Subject to subparagraph (ii), the Licensee shall be entitled to use the Personality Rights of each Player included on the list for the length of the Term as long as he is an active Player.

          (ii) The Licensor may notify the Licensee from time to time of any Players whose Personality Rights are to be added to or excluded from the Property for purposes of this Agreement.

     (b) The quality of the Licensed Products as well as the quality of all Promotional and Packaging Material shall be at least as high as the best quality of similar products and promotional, advertising and packaging material presently shipped, distributed, sold or used by the Licensee in the Licensed Territory and shall be in full conformance with all applicable laws and regulations.

     (c) Before commencing or authorizing third parties to commence the design or development of any Licensed Products or any Promotional and Packaging Material which have not been previously approved in writing by the Licensor, the Licensee shall submit at its own cost to the Licensor, for approval, a description of the concept of the same, including full information on the nature and function of the proposed item and a general description of how the Property and other material will be used thereon. The Licensee shall next submit at its own cost to the Licensor, for approval, complete layouts and descriptions of the proposed Licensed Products and Promotional and Packaging Material showing exactly how and where the Property and all other artwork and wording will be used. Thereafter, the Licensee shall submit at its own cost to the Licensor, for approval, pre-production proofs or prototype samples of the proposed Licensed Products and Promotional and Packaging Material. Finally, the Licensee shall submit at its own cost to the Licensor, for approval, actual production samples of the proposed Licensed Products and Promotional and Packaging Material (the "Production Samples"). The Licensee shall not proceed beyond any of the above stages where approval is required without first securing the prior express written approval of the Licensor. The Licensee may not Exploit any Licensed Product nor use any Promotional and Packaging Material until it has received final written approval of same in the manner provided herein from the Licensor. All approvals required hereunder may be granted or withheld as the Licensor, in its sole discretion, may determine. Should the Licensor fail to approve in writing any of the submissions furnished to it by the Licensee within seven (7) days from the date of submission thereof, such failure shall be deemed to be a notice of disapproval thereof.

     (d) The Licensee agrees that all Licensed Products and all Promotional and Packaging Material shall contain appropriate legends, markings and notices as required from time to time by the Licensor, in order to give appropriate notice to the consuming public of the Licensor's right, title and interest therein and thereto. The Licensee agrees that, unless otherwise expressly approved in writing by the Licensor, each usage of the trademarks set forth in Schedule "B" (the "Trademarks") shall be followed by either the TM or the R Trademark Notice symbol, as directed by the Licensor. Additionally, the Licensee shall place or cause to be placed the following legend at least once on each Licensed Product and on each piece of Promotional and Packaging Material:

          "National Hockey League Players' Association, NHLPA and NHLPA Logo are Trademarks of the NHLPA and are used, under license, by Ultimate Sports Entertainment Inc."

     (e) The Licensee shall further imprint or cause to be imprinted on every Licensed Product and on each piece of Promotional and Packaging Material the logo of the Licensor, as illustrated in Schedule "E" of this Agreement followed by "-C- NHLPA", and also the following:

          "Officially Licensed Product of the National Hockey League Players' Association".

     (f) Where patent protection is either pending or has been granted for any portion of the Property, the Licensed Products or the Promotional and Packaging Material, the Licensee shall further include the appropriate patent notice on all Licensed Products and on all pieces of Promotional and Packaging Material.

     (g) The Licensee shall use no markings, legends or notices on or in association with the Licensed Products or on or in association with the Promotional and Packaging Material other than those specified above or such other markings, legends or notices as may from time to time be specified by the Licensor, without first obtaining the Licensor's prior express written approval in the manner provided herein.

     (h) Upon commencement of manufacture, shipment and distribution of the Licensed Products and Promotional and Packaging Material after all required approvals have been given by the Licensor, the Licensee shall submit, at its own cost, thirty (30) final versions of each of the Licensed Products and of the Promotional and Packaging Material to the Licensor.

     (i) The Licensor may, from time to time during the Term of this Agreement, require that the Licensee submit to the Licensor, at no cost to the Licensor, up to ten (10) additional final versions of each of the Licensed Products and Promotional and Packaging Material for subsequent review of the quality thereof and the appropriateness of the copyright, patent and trademark usage and notice thereon, and for any other purpose that the Licensor, in its sole discretion, deems appropriate.

     (j) After the required approval of the Production Samples has been secured, the Licensee shall not depart therefrom in any respect without first obtaining the express prior written approval of the Licensor. The Licensee shall make submissions to the Licensor and obtain approvals in the manner required above each time new or revised concepts, layouts, descriptions, artwork, models, prototype samples or Production Samples are created, developed or adopted by or for the Licensee. It is acknowledged that the Licensor is approving of the use of the Property, the Licensed Products and the Promotional and Packaging Material as part of its overall licensing program and may in its discretion refuse to consent to any change or modification to a Licensed Product or to the Promotional and Packaging Material even if such change or modification improves the quality or standard of the Licensed Product or the Promotional and Packaging Material.

     (k) In submitting any Licensed Products, artwork, models, prototype samples, Production Samples or other items to the Licensor for approval or otherwise (collectively, the "Submitted Products"), the Licensee shall engage directly and for its own account, all packagers, shippers, expeditors, customs brokers and others so that no amounts are charged to the Licensor in connection with any such submissions. If any amounts are charged to the Licensor, the Licensor, if it so chooses, may pay the amounts charged and render an account to the Licensee who shall forthwith pay all such amounts together with interest thereon calculated at the same rate and in the same manner as this Agreement provides for interest to be calculated on overdue royalties.

     (l) The Licensor may use and/or distribute any or all of the Submitted Products for any purpose that the Licensor, in its sole discretion, deems appropriate and the Licensor may advertise and promote such use or distribution of the Submitted Products in any manner the Licensor, in its sole discretion, so chooses.

     (m) To assure that the provisions of this Agreement are being observed, the Licensee agrees that it will allow the Licensor or its designates to enter the Licensee's premises or the premises where the Licensed Products or the Promotional and Packaging Materials are being manufactured and in which Licensed Products are being packaged during regular business hours and upon not less than two (2) business days notice, for the purpose of inspecting the Licensed Products and the Promotional and Packaging Material and the facilities in which the Licensed Products and Promotional and Packaging Material are being manufactured and in which the Licensed Products are being packaged.

     (n) In the event that the quality standards or trademark, patent and copyright usage and notice requirements hereinabove referred to are not met or maintained in respect of the use of the Property or the Promotional and Packaging Material, or throughout the various stages of Exploitation of any

     Licensed Products hereunder, then, upon receipt of written notice from the Licensor, the Licensee shall immediately discontinue the use of the Property and the Promotional and Packaging Material, and any and all of those stages of Exploitation of the Licensed Products in connection with which the said quality standards or trademark, patent and copyright usage and notice requirements have not been met.

11.  OWNERSHIP OF RIGHTS

     (a) It is understood and agreed that the Licensor is the sole and exclusive owner of all right, title and interest in and to the Property.

     (b) Nothing contained in this Agreement shall be construed as an assignment to the Licensee of any right, title or interest in and to the Property or any part thereof, it being understood that all right, title and interest relating thereto are expressly reserved by the Licensor except for the rights that are expressly licensed hereunder.

     (c) No license as to the use of any property or as to any products other than with respect to the use of the Property, the Exploitation of the Licensed Products and the use of the Promotional and Packaging Material, and only in the Licensed Territory, is being granted hereunder and the Licensor reserves for its own use, all rights of any kind whether now known or subsequently discovered other than the rights herein licensed to the Licensee. The Licensee recognizes that the Licensor may already have entered into, and may in the future enter into, license agreements with respect to the Property for products which fall into the same general product category as one or more of the Licensed Products and which may be similar to one or more of the Licensed Products in terms of use, function, or otherwise, and the Licensee hereby expressly concedes that the existence of said licenses does not and shall not constitute a breach of this Agreement by the Licensor.

     (d) The Licensee shall not use the Licensor's name or the Property other than as permitted hereunder and, in particular, shall not incorporate the Licensor's name or the Property in the Licensee's corporate or business name in any manner whatsoever. The Licensee agrees that in using the Property, it will in no way represent that it has any rights, title or interest in or to the Property other than those expressly granted herein. The Licensee further agrees that it will not use or authorize the use of, either during or after the Term of this Agreement, any configuration, trademark, trade name or other designation confusingly similar to the Licensor's name or the Property.

12.  GOODWILL AND PROMOTIONAL VALUE

     (a) The Licensee recognizes the value of the goodwill associated with the Property and acknowledges that the Property and all rights therein and the goodwill pertaining thereto, belong exclusively to the Licensor. The Licensee further recognizes and acknowledges that the Property has acquired secondary meaning in the mind of the public. The Licensee agrees that during the Term of this Agreement and thereafter, it will not attack the title of any rights of the Licensor in and to the Property or the validity of the license being granted herein nor will it express publicly any views, opinions or statements with respect to the Property or the Licensor that would run contrary to the preservation of such goodwill and promotional value.

     (b) The Licensee agrees that its use of the Property shall enure to the benefit of the Licensor and that the Licensee shall not, at any time, acquire any rights in or to the Property by virtue of any use it may make of the Property.

     (c) The Licensee acknowledges that the Licensor is entering into this Agreement not only in consideration of the Royalties to be paid hereunder but also for the promotional value to be secured by the Licensor as a result of the use of the Property and the Exploitation of the Licensed Products by the Licensee. Accordingly, the Licensee acknowledges that its failure to use the Property or to Exploit the Licensed Products in accordance with the provisions of this Agreement or to fulfill the Licensee's obligations under the provisions hereof will result in immediate and irreparable damage to the Licensor in connection with the promotion of the Property and that the Licensor will have no adequate remedy at law for the failure by the Licensee to abide by such provisions of this Agreement. Accordingly, the Licensee agrees that in the event of any such breach by the Licensee, the Licensor, in addition to all other remedies available to it hereunder, shall be entitled to injunctive relief against any such breach as well as such other relief as any court with jurisdiction may deem just and proper.

13.  TRADEMARK, PATENT, AND COPYRIGHT PROTECTION

     (a) The License granted hereunder is conditioned upon the Licensee's full and complete compliance with the applicable provisions of the trademark, patent, copyright and other intellectual property laws of Canada, the United States and the foreign country or countries in the Licensed Territory. The Licensee agrees to keep records of and advise the Licensor in writing when each of the Licensed Products is first sold in each country in the Licensed Territory.

     (b) The Licensor has the right, but not the obligation, to obtain at its own cost, appropriate trademark, patent, copyright and other intellectual property protection for the Property.

     (c) The Licensee shall cooperate with the Licensor in protecting and defending the Property. In the event that any claim or problem arises with respect to the protection of the Property, the Licensee shall promptly advise the Licensor in writing of the nature and extent of same. The Licensor has no obligation to take any action whatsoever in the event that any claim or problem arises with respect to the protection of the Property. The Licensor shall have the election, however, to proceed with counsel of its own choice. Alternatively, the Licensor may, at the Licensor's own expense, have the Licensee proceed on its behalf with respect to any such claim or problem, provided, however, that the Licensor's prior express written permission shall be obtained by the Licensee prior to incurring any costs chargeable to the Licensor in connection therewith.

     (d) The Licensee agrees that it shall not at any time apply for any copyright, trademark, patent or other intellectual property protection which would affect the Licensor's ownership of the Property or any rights therein or thereto nor file any document with any governmental authority or take any other action which could potentially affect the Licensor's ownership of the Property, or its rights therein, or aid or abet anyone else in doing so.

14.  INFRINGMENTS

     (a) The Licensee agrees to assist the Licensor in the enforcement of any rights of the Licensor in and to the Property. The Licensor, if it so desires, may commence or prosecute any claims or suits in its own name or in the name of the Licensee or join the Licensee as a party thereto. In all cases, the Licensor shall have the sole right to employ counsel of its choosing and to direct the handling of the litigation and any settlement thereof. The Licensee agrees to notify the Licensor in writing of any infringements or imitations by third parties of the Property, the Licensed Products or the Promotional and Packaging Material which may come to the Licensee's attention. The Licensor shall have the sole right to determine whether or not any action shall be taken on account of any such infringement or imitation. The Licensee agrees not to contact the third party, not to make any demands or claims, not to institute any suit nor take any other action on account of any such infringements or imitations without first obtaining the prior express written permission of the Licensor, which permission shall not be unreasonably withheld. All costs and expenses, including attorneys' fees and disbursements, incurred in connection with any suit instituted by the Licensee without the consent of the Licensor shall be borne solely by the Licensee.

     (b) The Licensor shall be entitled to receive and retain all amounts awarded as damages, profits or otherwise in connection with any suit or claim under this paragraph.

15.  INDEMNIFICATION

     (a) The Licensee hereby agrees to be solely responsible for, defend, hold harmless, exonerate and indemnify the Licensor and its directors, officers, employees, agents and other representatives from and against any claims, demands, cause of action, suits, losses, damages and expenses in connection therewith (including reasonable attorney's fees and disbursements) directly or indirectly arising out of, or resulting from:

          (i) any acts or omissions of the Licensee in connection with either the exercise of its rights hereunder or the Exploitation of the Licensed Products;

          (ii)   breach of any provision in this Agreement by the Licensee;

          (iii)  the use of any team symbol, name, insignia, logo or mark;

          (iv) allegations of unauthorized use of any patent, process, idea, method, material or device by the Licensee relating to the Licensee's use of the Property, design or Exploitation of the Licensed Products or use of the Promotional and Packaging Material; or

          (v) any alleged defect in the Licensed Products or Promotional and Packaging Material or of any other product or service of the Licensee.

     (b) The Licensee shall be given prompt written notice of and shall have the right to undertake and conduct the defence of any such claim, demand, suit or cause of action. The Licensee shall have the right to defend any such claim, demand, suit or cause of action with attorneys of its own selection, such attorneys not to be selected without the prior written approval of the Licensor, which approval shall not be unreasonably withheld. Should the Licensee decide not to defend such claim, demand, suit or cause of action, the

     Licensor shall have the right to defend the claim, demand, suit or cause of action with attorneys of its own selection. In any instance to which the foregoing indemnities pertain, the Licensee shall keep the Licensor fully advised of all developments and shall not enter into a settlement of any such claim or action without the Licensor's prior written approval, which shall not be unreasonably withheld.

     (c) The Licensor hereby agrees to be solely responsible for, defend, hold harmless, exonerate and indemnify the Licensee, its directors, officers, employees, agents and other representatives from and against any losses, damages and expenses (including reasonable attorney's fees and disbursements) arising out of, or resulting from:

          (i) a judgment resulting from a claim that the use of the Property as authorized in this Agreement violates or infringes upon the trademark, copyright or other rights of a third party in or to the Property; or

          (ii)   a breach of this Agreement by the Licensor.

     (d) The Licensor shall be given prompt written notice of and shall have the right to undertake and conduct the defence of any such claim, demand, suit or cause of action. The Licensor shall have the right to defend any such claim, demand, suit or cause of action with attorneys of its own selection, such attorneys not to be selected without the prior written approval of the Licensee, which approval shall not be unreasonably withheld. Should the Licensor decide not to defend such claim, demand, suit or cause of action, the Licensee shall have the right to defend the claim, demand, suit or cause of action with attorneys of it own selection. In any instance to which the foregoing indemnities pertain, the Licensor shall keep the Licensee fully advised of all developments and shall not enter into a settlement of any such claim or action without the Licensee's prior written approval, which shall not be unreasonably withheld.

16.  INSURANCE

     (a) The Licensee shall, throughout the Term of this Agreement, obtain and maintain at its own cost and expense from a qualified insurance company acceptable to the Licensor acting reasonably, standard Product Liability Insurance, the form of which must be acceptable to the Licensor, naming the Licensor as an additional named insured. Such policy shall provide protection against any and all claims, demands and causes of action arising out of any defects or failure to perform, alleged or otherwise, of the Licensed Products, the Promotional and Packaging Materials or any material used in connection therewith or any use thereof. The amount of coverage shall be a minimum of Two Million Dollars ($2,000,000) combined single limit, with no deductible amount, for each single occurrence for bodily injury and for property damage.

     The policy shall provide for a minimum of ten (10) days prior written notice to the Licensor from the insurer by registered or certified mail, return receipt requested, in the event of any proposed modification, cancellation or termination. The Licensee agrees to furnish the Licensor with a certified copy of a certificate of insurance (the "Product Liability Certificate") evidencing same within thirty (30) days after execution of this Agreement and in no event shall the Licensee Exploit the Licensed Products prior to receipt by the Licensor of the Product Liability Certificate.

     (b) The Licensee shall, throughout the Term of this Agreement, obtain and maintain at its own cost and expense from a qualified insurance company acceptable to the Licensor acting reasonably, standard Advertiser's Liability Insurance, the form of which must be acceptable to the Licensor, naming Licensor as an additional named insured. The amount and coverage shall be a minimum of Two Million Dollars ($2,000,000) with no deductible amount. The policy shall provide for a minimum of ten (10) days prior written notice to the Licensor from the insurer by registered or certified mail, return receipt requested, in the event of any proposed modification, cancellation or termination. The Licensee agrees to furnish the Licensor with a certified copy of a certificate of insurance (the "Advertiser's Liability Certificate") evidencing same within thirty (30) days after the date of execution of this Agreement and in no event shall the Licensee Exploit the Licensed Products prior to the receipt by the Licensor of the Advertiser's Liability Certificate.

17.  EXPLOITATION BY THE LICENSEE

     (a) The Licensee agrees to commence distribution, shipment and retail sale of all of the Licensed Products in commercially reasonable quantities in each of the countries within the Licensed Territory by December 1, 1999. The Exploitation of all Licensed Products shall at all times be conducted in accordance with all applicable laws.

     (b) The Licensee further agrees that during the entire Term of this Agreement, the Licensee will continue to diligently and continuously distribute, ship and sell all of the Licensed Products throughout the Licensed Territory and that it will use its best efforts to make and maintain adequate arrangements for the distribution, shipment and sale necessary to meet the demand for all such Licensed Products throughout the Licensed Territory. The Licensee further agrees to exercise all reasonable efforts to advertise and promote the Licensed Products at its own expense throughout the Term as widely as practicable within the Licensed Territory to the best advantage and enhancement of the Property.

     (c) The Licensee agrees that the Licensed Products will be sold, shipped and distributed outright, at a competitive price that does not exceed the price generally and customarily charged in the particular trade, and not on an approval, consignment, or sale or return basis. The Licensee will not discriminate against the Licensed Products by granting commissions or discounts to salesmen, dealers or distributors in favour of the Licensee's other products. The Licensee agrees that the Licensed Products will only be sold to retail stores and merchants for sale, shipment and distribution direct to the public, or to jobbers, wholesalers and distributors for sale, shipment and distribution to retail stores and merchants. If any Licensed Products are sold for the Licensee by an agent, distributor or other third party, the agreement between the third party and the Licensee must require, and the Licensee must ensure, that the third party complies with all of the provisions of this Agreement as though the third party were the Licensee.

     (d) Unless specifically authorized in advance by the Licensor in writing, the Licensee shall make available for purchase Licensed Products featuring the names and likenesses of a minimum of twenty (20) different Players on the Licensed Products during each year of this Agreement with no less than four (4) different Players being featured in each Licensed Product.

18.  PREMIUMS, PROMOTIONS AND SECONDS

     (a) The Licensee shall not utilize or license third parties to utilize any of the Licensed Products in connection with any premium, giveaway, mail order, sales at arenas, promotional arrangement or fan club without the prior written approval of the Licensor.

     (b) The Licensee agrees not to offer for sale, sell, ship, advertise, promote, distribute or use for any purpose whatsoever or to permit any third party to offer for sale, sell, ship, advertise, promote, distribute or use for any purpose whatsoever any Licensed Product or Promotional and Packaging Material relating to the Licensed Products which is (i) damaged, defective, seconds or otherwise fails to meet the specifications and quality standards or trademark, patent, copyright and other intellectual property usage and notice requirements of this Agreement (collectively, the "Damaged Products"), or (ii) to be sold as a package with, tied to or in conjunction with any other products or services. Disposition of Damaged Products shall be conducted in a manner to be agreed upon by the Licensor and the Licensee, both acting in good faith.

19.  ASSIGNABILITY AND SUBLICENSING

     (a) The License granted hereunder is and shall be personal to the Licensee and shall not be assigned in whole or in part by any act of the Licensee or by operation of law or otherwise encumbered. This License shall be subject to immediate termination by the Licensor upon the occurrence of a change of control of the Licensee without the prior written approval of the Licensor having been first obtained. The Licensee shall not have the Licensed Products manufactured for the Licensee by a third party nor grant any sublicense unless the Licensee first obtains the Licensor's prior written approval and such manufacturer shall have signed an agreement in the form attached hereto as Schedule "G". Any attempt on the part of Licensee to arrange for manufacture by a third party or to sublicense or assign to third parties its rights in whole or in part under this Agreement without the prior written approval of the Licensor shall constitute a material breach of this Agreement and shall result in the right of the Licensor to immediately terminate this Agreement at its option.

     (b) The Licensor shall have the right to assign its rights and obligations under this Agreement without the approval of the Licensee.

20.  TERMINATION

          The following termination rights are in addition to the termination rights provided elsewhere in this Agreement:

     (a) IMMEDIATE RIGHT OF TERMINATION - The Licensor shall have the right to immediately terminate this Agreement by giving written notice to the Licensee if the Licensee does any of the following:

          (i) Uses any Property, Exploits in any way any Licensed Product or uses Promotional and Packaging Material without having the prior written approval of the Licensor as provided for by the provisions of this Agreement or continues to use any Property, Exploit in any way any Licensed Product or use Promotional and Packaging Material after receipt of notice or deemed notice from the Licensor disapproving or withdrawing approval of same;

          (ii) Becomes subject to any voluntary or involuntary order of any governmental agency involving the recall of any of the Licensed Products or Promotional and Packaging Material because of safety, health, environmental or other hazards or risks to the public;

          (iii) It or its controlling shareholders or any of their officers, directors or employees take any actions in connection with the use of the Property, the Exploitation of the Licensed Products or the use of the Promotional and Packaging Material which in the reasonable opinion of the Licensor, damages or reflects adversely upon the Licensor or the Property;

          (iv) Breaches any of the provisions of this Agreement relating to the unauthorized assertion of rights in and to the Property;

          (v) Two or more times during a twelve month period fails to make timely payment of Royalties or Guaranteed Minimum Royalties when due or fails to make timely submissions of Royalty Statements when due;

          (vi) Breaches any of the provisions of this Agreement prohibiting the Licensee from directly or indirectly arranging for the manufacture by third parties, permitting a change of control of the Licensee, or assigning, transferring, sublicensing or otherwise encumbering this Agreement or any of its rights or obligations hereunder;

          (vii) Fails to obtain or maintain product liability or advertising insurance as required by the provisions of this Agreement; or

          (viii) Files a petition in bankruptcy or is adjudicated a bankrupt, or if a petition in bankruptcy is filed against the Licensee or if the Licensee becomes insolvent, or makes an assignment for the benefit of its creditors or an arrangement pursuant to any bankruptcy laws, or if Licensee discontinues its business, or if a receiver is appointed for it or its business. In the event of such termination, neither Licensee nor its receivers, representatives, trustees, agents, administrators, successors or assigns shall have any right to sell, exploit or in any way deal with the Property, the rights granted hereunder or with any Licensed Product or Promotional and Packaging Material.

     (b) IMMEDIATE RIGHT TO TERMINATE A PORTION OF THE AGREEMENT - The Licensor shall have the right to immediately terminate the portion(s) of this Agreement relating to any Licensed Product(s) and any country or countries in the Licensed Territory in connection with which the Licensee, for any reason, fails to commence sale, shipment and distribution of any such Licensed Product(s) in any such country or countries in accordance with the terms of this Agreement.

     (c) RIGHT TO TERMINATE ON NOTICE - Without limiting the applicability of paragraphs 20(a) or 20(b), on occurrence of one of the following events, this Agreement may be terminated upon thirty (30) days written notice, provided that during the thirty (30) day period the defaulting party fails to cure the breach:

          (i) The Licensor shall have the right to terminate the portion(s) of this Agreement relating to any Licensed Product(s) and any country or countries in the Licensed Territory if the Licensee, for any reason, after the commencement of Exploitation of such Licensed Product(s) in such country or countries, fails to continue to Exploit such Licensed Product(s) in commercially acceptable quantities in such country or countries for two consecutive Royalty Periods.

          (ii) The Licensor shall have the right to terminate this Agreement if the Licensee violates any of its obligations under this Agreement including, without limitation, its payment obligations.

          (iii) Either party shall have the right to terminate this Agreement in the event that the other party commits a material breach of any other provision of this Agreement.

21.  POST-TERMINATION AND EXPIRATION RIGHTS AND OBLIGATIONS

     (a)  If this Agreement is terminated under paragraph 20(a), (c)(ii) or
     (c)(iii), the Licensee and its creditors, receivers, representatives, trustees, agents, administrators, successors and permitted assigns of the Licensee shall have no right to use the Property, Exploit the Licensed Products or use in any way any Promotional and Packaging Material relating to the Licensed Products. Upon any such termination, the Licensee shall forthwith deliver all Licensed Products remaining on hand to the Licensor. The Licensor may dispose of such Licensed Products at its discretion.

     (b) Upon termination or expiration of this Agreement, as the case may be, notwithstanding anything to the contrary herein, all Royalties on sales, shipments and/or distributions theretofore made shall become immediately due and payable and no Guaranteed Minimum Royalty paid to the Licensor shall be refunded. The obligation to pay outstanding Guaranteed Minimum Royalties shall not be extinguished by any termination or expiration of this Agreement. In the event of the termination of this Agreement by the Licensor under paragraph 20(a), (c)(ii) or (c)(iii), the Licensee shall immediately pay to the Licensor as liquidated damages all Guaranteed Minimum Royalties agreed to be paid hereunder to the end of the Term.

     (c) After termination or expiration of this Agreement, as the case may be, under any provision other than paragraph 20(a), (b) or (c), the Licensee shall immediately cease to manufacture the Licensed Products, provided that the Licensee may dispose of or liquidate the Licensed Products which are on hand at the time notice of termination is received or upon the expiration of the Term for a period of ninety (90) days after notice of termination or such expiration, as the case may be, and further provided that the Royalties with respect to that period are paid, and the appropriate statements with respect to that period are furnished, in accordance with the provisions hereof. Amounts paid as Guaranteed Minimum Royalties during the Term of this Agreement shall not be used to reduce any Royalties that may become payable on sales of Licensed Products during this 90-day period. During such ninety (90) day period, the Licensor may itself use or license the use of the Property in any manner and at any time anywhere in the world, as the Licensor sees fit. Any Licensed Products remaining on hand at the end of the

     90-day sell-off period shall be sent forthwith to the Licensor. The Licensor may dispose of such Licensed Products at its discretion.

     (d) After the expiration or termination of this Agreement, all rights granted to the Licensee shall forthwith revert to the Licensor who shall be free to license others to use the Property in connection with the Exploitation of the Licensed Products and the use of the Promotional and Packaging Material, and the Licensee shall refrain from further use of the Property or any further reference to it, either directly or indirectly, in connection with any use of any of the Licensed Products. The Licensee shall further turn over to the Licensor all artwork, films, transparencies, separations, printing plates, screens, molds and other materials and devices (collectively the "Reproduction Materials and Devices") which reproduce the Licensed Products and the Promotional and Packaging Material, or shall give the Licensor satisfactory evidence or assurance that such materials and devices will no longer be used to reproduce the Licensed Products or Promotional and Packaging Material. The Licensee shall be responsible to the Licensor for any damages caused by the unauthorized use by the Licensee or by others of the Reproduction Materials and Devices.

     (e) The Licensee acknowledges that its failure to cease the use of the Property, the Exploitation of the Licensed Products and the use in any way of the Promotional and Packaging Material relating to the Licensed Products at the termination or expiration of this Agreement will result in immediate and irreparable damage to the Licensor and to the rights of any subsequent licensee of the Licensor. The Licensee acknowledges and admits that there is not an adequate remedy at law for failure to cease such activities and the Licensee agrees that in the event of such failure, the Licensor shall be entitled to equitable relief by way of injunctive relief and such other relief as any court with jurisdiction may deem just and proper.

22.  FINAL STATEMENT UPON TERMINATION OR EXPIRATION

          Within fifteen (15) days after termination or expiration of this Agreement, as the case may be, the Licensee shall deliver to the Licensor a statement (the "Inventory Statement") indicating the number and description of the Licensed Products which it had on hand or in the process of manufacturing as of the expiration or termination date. The Licensor shall have the option of conducting a physical inventory during normal business hours at the time of expiration or termination or at a later date in order to ascertain or verify the Inventory Statement. In the event that the Licensee refuses to permit the Licensor to conduct such physical inventory, the Licensee shall forfeit its rights hereunder to dispose of such inventory. In addition to such forfeiture, the Licensor shall have recourse to all other remedies available to it.

23.  RECITALS

          The parties hereto acknowledge and agree that the recitals contained in this Agreement are true and correct as of the date first above written.

24.  NOTICES

          All notices or other communications or deliveries required or desired to be sent to either party shall be in writing and sent by registered or certified mail, postage prepaid, return receipt requested, by prepaid courier, or by facsimile charges prepaid to the following addresses:

     If to the Licensor:      NHLPA
                              777 Bay Street
                              Suite 2400
                              Toronto, ON  M5G 2C8
                              Attention: Ted Saskin
                              Telecopier No. (416) 408-3685

     If to the Licensee:      Ultimate Sports Entertainment Inc.
                              2444 Wilshire Blvd.
                              Suite 414
                              Santa Monica, CA     90403
                              Attention:  Rick Licht
                              Telecopier No.  (310) 829-9596

     Either party may change such address by notice in writing to the other party.

25.  RELATIONSHIP OF THE PARTIES

          This Agreement does not create a partnership or joint venture between the parties and the Licensee shall have no power to obligate or bind the Licensor in any manner whatsoever.

26.  APPLICABLE LAW AND DISPUTES

     (a) Choice of Law. This Agreement shall be governed by the laws of Ontario, Canada. It is further agreed that all disputes, controversies or differences whatsoever arising under, in connection with, or incidental to the business relationship of which this Agreement is a part shall be governed exclusively by the laws of the Province of Ontario and the laws of Canada applicable therein except to the extent forbidden by the public policy of the Licensee's home province or state; Licensee hereby expressly waives any other benefit, use or right to which it might otherwise be entitled under the laws of any province, state or nation other than the Province of Ontario and Canada.

     (b)  Choice of Forum.

          (i) It is hereby agreed by and between the parties to this Agreement that, subject to the exception set forth in subparagraph (ii) hereof, all disputes, controversies or differences whatsoever arising under, in connection with, or incident to this Agreement or the business relationship of which this Agreement is a part shall be litigated, if at all, exclusively in and before a court located in the Province of Ontario, Canada, and in no other court of any other province, state or nation. Further, Licensee hereby attorns to the jurisdiction and judgment of the courts of the Province of Ontario, Canada, and agrees that any judgment or other ruling issued by an Ontario court shall be enforceable in any other jurisdiction in which the Licensee may be found or may have assets.

          (ii) The Licensor may bring suit against the Licensee in a forum other than Ontario, Canada provided that: (A) such suit is solely for an injunction to enforce the terms and conditions of this Agreement and is not for damages; (B) such suit is brought against the Licensee in a Canadian province or territory, or in an American state or district, in which the Licensee is doing business; and (C) the Licensee is not a resident of Ontario and/or would not otherwise be directly subject to an injunction issued by an Ontario court.

27.  CAPTIONS

          The captions used in connection with the paragraphs and subparagraphs of this Agreement are inserted only for purpose of reference. Such captions shall not be deemed to govern, limit, modify or in any other manner affect the scope, meaning or intent of the provisions of this Agreement or any part hereof nor shall such captions otherwise be given any legal effect.

28.  WAIVER

     (a) No waiver by either party of a breach or a default hereunder shall be deemed a waiver by such party of a subsequent breach or default of a like or similar nature.

     (b) Resort by either party hereto to any remedies referred to in this Agreement or arising by reason of a breach of this Agreement by the other party shall not be construed as a waiver by the non-breaching party of its right to resort to any and all other legal and equitable remedies available to such party. Further, failure on the part of either party to resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled, whether under the terms of this Agreement or otherwise.

29.  SURVIVAL OF THE RIGHTS

          Notwithstanding anything to the contrary contained herein, such obligations which remain executory after the termination hereof by expiration of the Term of this Agreement, or otherwise, shall remain in full force and effect until discharged by performance and such rights as pertain thereto shall remain in force until their expiration.

30.  SEVERABILITY

          In the event that any term or provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision and this Agreement shall be interpreted and construed as if such term or provision, to the extent that same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

31.  TIME OF THE ESSENCE

          Time is of the essence with respect to all aspects of this Agreement. Extension, waiver or variation of any provision of this Agreement shall not be deemed to affect this provision and there shall be no implied waiver of this provision.

32.  COUNTERPARTS

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

33.  ENTIRE AGREEMENT

          This Agreement represents the entire understanding between the parties hereto with respect to the subject matter hereof and this Agreement supersedes all previous representations, understanding or agreements, oral or written, between the parties with respect to the subject matter hereof and cannot be modified except by a written instrument signed by the parties hereto.

     By their execution below, the parties hereto have agreed to all of the terms and conditions of this Agreement.


                                       ULTIMATE SPORTS ENTERTAINMENT INC.

                                       per: /s/ Frederick R. Licht
                                           ------------------------------
                                           Rick Licht



                                       NATIONAL HOCKEY LEAGUE PLAYERS'
                                       ASSOCIATION


                                       per: /s/Ted Saskin
                                           ------------------------------
                                           Ted Saskin
                                           Senior Director
                                           Business Affairs and Licensing

                                     SCHEDULE A

                            DESCRIPTION OF THE PROPERTY

The trademarks of the Licensor as set forth in Schedule "B" and the names, nicknames, likenesses, pictures, photographs, facsimiles, signatures, descriptions, playing records, voices, biographical sketches and other indicia and identifying characteristics and marks of all Players who have executed a Group Licensing Authorization Agreement.

                                     SCHEDULE B

                                 LIST OF TRADEMARKS

1.   National Hockey League Players' Association

2.   NHLPA

3.   Logo of NHLPA

                                    SCHEDULE C

                             LIST OF LICENSED PRODUCTS

Hockey only comic book type publication featuring at least four (4) different Players in each publication.

                                     SCHEDULE D

                                 LICENSED TERRITORY

                                     Worldwide

                                     SCHEDULE E

                                  LOGO OF LICENSOR

                                SCHEDULE F - PAGE 1

         ROYALTY REPORT FOR THE NATIONAL HOCKEY LEAGUE PLAYERS' ASSOCIATION

Licensee:                              Date Prepared:                     Prepared By:
         -------------------------                   -----------------                ------------------
Address:                               Period Covered:                    Signature:
         -------------------------                   -----------------                ------------------
                                       Contract Term:                     Print Name:
         -------------------------                   -----------------                ------------------

  MONTH        ROYALTY DUE     ROYALTY DUE     ROYALTY DUE    TOTAL ROYALTY    MINIMUM    TOTAL PAID   ROYALTY DUE
              98/99 PRODUCT   99/00 PRODUCT   00/01 PRODUCT        DUE        GUARANTEE
-----------   -------------   -------------   -------------   -------------   ---------   ----------   -----------
July
August
September
October
November
December
January
February
March
April
May
June
TOTALS:


                                SCHEDULE F - PAGE 2

         ROYALTY REPORT FOR THE NATIONAL HOCKEY LEAGUE PLAYERS' ASSOCIATION

                                       TOTALS

Licensee:                              Date Prepared:                     Prepared By:
         -------------------------                   -----------------                ------------------
Address:                               Period Covered:                    Signature:
         -------------------------                   -----------------                ------------------
                                       Contract Term:                     Print Name:
         -------------------------                   -----------------                ------------------

MONTH              GROSS SALES     DISCOUNTS     RETURNS     NET SALES
----------         -----------     ---------     -------     ---------
July
August
September
October
November
December
January
February
March
April
May
June
TOTALS:


                                SCHEDULE F - PAGE 3

         ROYALTY REPORT FOR THE NATIONAL HOCKEY LEAGUE PLAYERS' ASSOCIATION


Licensee:                              Date Prepared:                     Prepared By:
         -------------------------                   -----------------                ------------------
Address:                               Period Covered:                    Signature:
         -------------------------                   -----------------                ------------------
                                       Contract Term:                     Print Name:
         -------------------------                   -----------------                ------------------

ITEM DESCRIPTION   STOCK      WHOLESALE   QUANTITY   GROSS    LESS       LESS      NET SALES   ROYALTY   ROYALTY DATE
 98/99 PRODUCT     NUMBER     PRICE PER   SHIPPED    SALES   RETURNS   PERMITTED                RATE
                                UNIT                                   DISCOUNTS
----------------   ------     ---------   --------   -----   -------   ---------   ---------   -------   ------------






TOTALS:


                                     SCHEDULE G

                              MANUFACTURER'S AGREEMENT

Licensee:            Ultimate Sports Entertainment Inc.

Licensed Territory:  Worldwide

Licensed Products:   Hockey only comic book type publication featuring at least four (4) different Players in each publication


The undersigned understands that the National Hockey League Players' Association ("NHLPA") has authorized the above-named Licensee to manufacture the above named Licensed Products utilizing certain names, logos, symbols, likenesses, signatures, pictures, descriptions, playing records and biographical sketches which are the property of NHLPA ("the Rights"). In order to induce NHLPA to consent to the manufacture of the Licensed Products by the undersigned, the undersigned agrees that, without the prior written consent of NHLPA in each instance, it will not manufacture the Licensed Products for anyone but the Licensee; that it will not sell the Licensed Products to anyone but the Licensee; that it will not knowingly manufacture the Licensed Products for distribution in any territory other than the above-named Licensed Territory; that it will not (unless NHLPA otherwise consents in advance in writing) manufacture any other merchandise utilizing any aspect of the Rights; that it will permit such representatives as NHLPA may from time to time designate to inspect the activities of the undersigned in relation to its manufacture of the Licensed Products; and that whenever the Licensee ceases to require the undersigned to manufacture the Licensed Products, the undersigned will return to the Licensee any molds, plates, engravings, screens, or other devices used to reproduce any of the Rights, or at the direction of the Licensee will give satisfactory evidence or assurance to the Licensor that such devices will no longer be used to reproduce the Licensed Products. NHLPA shall be entitled to invoke any remedy permitted by law for violation of this agreement by the undersigned.



                                       [NAME OF MANUFACTURER]:

                                       By:
                                          ----------------------------
                                       Title:
                                             -------------------------